UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): August 24, 2006 (August 18, 2006)
INX Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)
6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)
(713) 795-2000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On August 18, 2006, INX Inc. (the “Company”) issued a press release announcing the completion of the review of the revenue recognition matters described in its August 15, 2006 press release and the restatement of prior results through the amendment of its Form 10-K for the fiscal year ended December 31, 2005 and Form 10-Q for the fiscal quarter ended March 31, 2006. The Company has scheduled its second quarter results announcement and conference call for Monday, August 21, 2006.
A copy of the Company’s press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Such information shall not be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On August 18, 2006, the Chief Financial Officer of the Company in consultation with the Audit Committee of the Board of Directors determined that previously issued financial statements as filed on Form 10-K for the fiscal year ended December 31, 2005 and as filed on Form 10-Q for the fiscal quarter ended March 31, 2006 should not be relied upon. This determination was made following a review by the Company of the presentation of revenue in results of operations from sales of third-party supplied maintenance services during such periods, in which the Company determined that revenue from such services should be reported on a net basis, rather than a gross basis. On August 18, 2006, the Company amended its previously filed financial reports on Form 10-K for the fiscal year ended December 31, 2005 and on Form 10-Q for its fiscal quarter ended March 31, 2006. The amendments reflected the restatement for the correction of the presentation of revenue from sales of third-party supplied maintenance services that the Company resells. This change in the method of presenting revenue for certain contracts on a net basis rather than a gross basis did not impact gross profit, operating income or net profit and no changes were made to the balance sheet or cash flow statement.
Management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this Form 8-K/A with Grant Thornton LLP, the Company’s independent registered public accounting firm, in reaching the conclusion to restate the financial statements for the above mentioned periods to reflect the correction of the error.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated August 18, 2006.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INX Inc.
Date: August 24, 2006	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 18, 2006 (incorporated by reference to the Company’s 8-K, File No. 061044709, filed with the Securities and Exchange Commission on August 18, 2006).